AUGUST 7, 2006 SUPPLEMENT
TO
MONTEAGLE LARGE CAP GROWTH FUND
PROSPECTUS DATED JUNE 30, 2006

The purpose of this Supplement is to correct a clerical error found in the charts on page 4 and 5 of the June 30, 2006 Prospectus.

The corrected charts (provided in their entirety) are as follows:

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees [1]	1.19%
Distribution (12b-1) Fees	None
Other Expenses [2]	0.02%

Total Annual Fund Operating Expenses	1.21%

¹ Management fees include all investment advisory, custodial, administrative and other services.
2  Based on estimated amounts. The Fund's Adviser is responsible for paying all the Fund's expenses except taxes, interest, litigation expenses, independent Trustee expenses and other extraordinary expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$655	$1,466

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for the fiscal years ended August 31, 2004 and 2005, were audited by Cohen McCurdy, Ltd., whose report, along with the financial statements, are included in the Fund’s annual report which is available upon request. The information for all other years was audited by another independent public accounting firm. The semi-annual (02/28/05) information is unaudited.

Financial Highlights for the Monteagle Large Cap Growth Fund.

Selected Data for a Single Share

	Year Ended
	2/28/06
	(Unaudited)	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Beginning Net Asset Value	$6.27	$5.43	$4.99	$4.62	$6.70	$9.92

Income From Investment Operations
Net investment income	-0.02	-0.03	-0.04	0.01 (a)	-0.02 (a)	-0.03 (a)
Net gain (loss) realized and unrealized	0.64	0.87	0.49	0.36	-2.06	-3.19
Total from Investment Operations	0.62	0.84	0.45	0.37	-2.08	-3.22
Less Distributions:
From net investment income	0.00	0.00	-0.01	0.00	0.00	0.00
From net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
From return of capital	0.00	0.00	0.00	0.00	0.00	0.00
Total Distributions	0.00	0.00	-0.01	0.00	0.00	0.00
Ending Net Asset Value	$6.89	$6.27	$5.43	$4.99	$4.62	$6.70

Other Information
Ratio to average net assets:
Expenses	1.22%	1.36%	1.37%	1.27%	1.03%	1.26%
Net investment income	-0.70%	-0.56%	-0.75%	0.12%	-0.26%	-0.44%
Total Return (b)	9.89%	15.47%	8.89%	8.01%	-31.04%	-32.44%
Portfolio turnover rate	33.76%	59.53%	66.52% (c)	26.93%	86.74%	70.04%
Net Assets at end of period (in thousands)	$35,501	$31,361	$12,867	$4,061	$6,661	$9,968

(a) Net investment income (loss) per share is based on average shares outstanding during the period
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Portfolio turnover percentage increased 39.59% compared to prior year due to changes in Adviser - effective September 1, 2003.